UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

II-VI INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16195

Pennsylvania	25-1214948
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

375 Saxonburg Boulevard

Saxonburg, Pennsylvania 16056

(Address of principal executive offices, including zip code)

(724) 352-4455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

In connection with the filing of a Registration Statement on Form S-3 by II-VI Incorporated (the “Company”) on the date hereof, the Company is filing herewith certain updated unaudited pro forma condensed combined statements of operations (collectively, the “Updated Pro Forma Financial Information”). The Updated Pro Forma Financial Information is derived from the audited historical financial statements of the Company and its consolidated subsidiaries and of Finisar Corporation (“Finisar”) and its consolidated subsidiaries, and from the unaudited historical financial statements of the Company and its consolidated subsidiaries and of Finisar and its consolidated subsidiaries, and adjusted to give effect to the acquisition of Finisar by the Company on September 24, 2019 and the related financing transactions (collectively, the “Transactions”).

The Updated Pro Forma Financial Information updates and supplements the unaudited pro forma condensed combined financial information of the Company and Finisar and related disclosures contained in Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on December 9, 2019 (the “2019 Form 8-K”). To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the 2019 Form 8-K, the information in this Current Report on Form 8-K shall supersede or supplement the information in the 2019 Form 8-K.

The pro forma adjustments reflected in the Updated Pro Forma Financial Information have been made solely for informational purposes. As a result, the Updated Pro Forma Financial Information is not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Transactions occurred at an earlier date. In addition, the Updated Pro Forma Financial Information does not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the Updated Pro Forma Financial Information.

The Updated Pro Forma Financial Information is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Document

99.1	Unaudited condensed combined pro forma financial information of II-VI Incorporated and Finisar Corporation and the related notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2020	II-VI Incorporated

	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer